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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 22, 2004

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-32717                 13-4134098
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(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)

 3 Times Square, New York, New York                                    10036
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(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 22, 2004, Instinet Group Incorporated ("Instinet") issued a press release announcing its fourth quarter 2003 and full year 2003 results. The press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            INSTINET GROUP INCORPORATED
                                                    Registrant

Date: January 22, 2004

                                            By: /s/ John F. Fay
                                               ------------------------
                                               John F. Fay
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NUMBER                              DESCRIPTION
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
     99.1               Press Release of Instinet Group Incorporated issued
                        January 22, 2004: Instinet Announces Fourth Quarter and
                        2003 Results